UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2016

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Entergy Corporation (“Entergy”) held its 2016 Annual Meeting of Shareholders (“Annual Meeting”) on May 6, 2016 in New Orleans, Louisiana. The matters that were submitted to our shareholders for approval at the Annual Meeting and the voting results with respect to each matter are set forth below. The proposals related to each matter are described in detail in Entergy’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 23, 2016.

Proposal 1

Entergy’s shareholders elected eleven (11) directors to serve until the next annual meeting by the following vote:

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
Maureen S. Bateman	138,255,159	4,348,979	337,935	15,522,841
Patrick J. Condon	141,367,713	1,227,006	347,354	15,522,841
Leo P. Denault	132,295,124	8,211,242	2,435,707	15,522,841
Kirkland H. Donald	141,771,744	863,333	306,996	15,522,841
Philip L. Frederickson	141,685,152	899,278	345,728	15,522,841
Alexis M. Herman	134,087,210	8,447,641	407,222	15,522,841
Donald C. Hintz	140,118,949	2,566,644	256,480	15,522,841
Stuart L. Levenick	139,741,311	2,880,040	320,722	15,522,841
Blanche L. Lincoln	140,057,239	2,339,273	545,561	15,522,841
Karen A. Puckett	141,232,196	1,371,752	338,125	15,522,841
W.J. “Billy” Tauzin	139,368,935	3,198,683	374,455	15,522,841

Proposal 2

Entergy’s shareholders ratified the selection of Deloitte & Touche LLP as our independent registered public accountants for 2016 as set forth below:

Voted For	Voted Against	Abstentions
155,908,254	2,257,950	298,710

Proposal 3

Entergy’s shareholders approved the advisory vote on Named Executive Officer Compensation as set forth below:

Voted For	Voted Against	Abstentions	Broker Non-Votes
131,641,487	10,568,596	731,990	15,522,841

Proposal 4

Entergy’s shareholders did not approve a shareholder proposal submitted by As You Sow, Oakland California, regarding a distributed generation/greenhouse gas emissions report, as set forth below:

Voted For	Voted Against	Abstentions	Broker Non-Votes
42,362,089	72,155,695	28,424,289	15,522,841

Item 8.01 Other Events.

Effective as of the Annual Meeting, Entergy’s Lead Director, Gary W. Edwards, retired from the Entergy Board of Directors (the “Board”). The Board expressed its appreciation to Mr. Edwards for his outstanding service as a member the Board since 2005 and Lead Director since 2006. The Board at its organizational meeting, which occurred immediately after the Annual Meeting, appointed Stuart L. Levenick, a member of the Board since 2005, as its new Lead Director to serve for a three year term.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By:/s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: May 9, 2016